THIS DOCUMENT PREPARED BY,
AND WHEN RECORDED RETURN TO:

PIRCHER, NICHOLS & MEEKS
1999 Avenue of the Stars
Suite 2600
Los Angeles, California  90067
Attention:  Robert D. Jaffe, Esq.

________________________________________________________________________
              (SPACE ABOVE THIS LINE FOR RECORDER'S USE ONLY)

                    ASSIGNMENT OF PARTNERSHIP INTEREST
                   (Mall of Memphis; Memphis, Tennessee)

      THIS ASSIGNMENT OF PARTNERSHIP INTEREST (this "Assignment") is made as of the 8th day of August, 1995, by MALL OF MEMPHIS ASSOCIATES, a Tennessee limited partnership (hereinafter called "Assignor"), in favor of CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XI, an Illinois limited partnership (hereinafter called "Assignee").
                                WITNESSETH:

      WHEREAS, Assignor is a general partner of that certain Illinois general partnership known as "Mall of Memphis Associates" (the "Partnership"), which has heretofore been governed in accordance with that certain agreement captioned "ARTICLES OF GENERAL PARTNERSHIP OF MALL OF MEMPHIS ASSOCIATES (AN ILLINOIS GENERAL PARTNERSHIP)" made and entered into as of August 3, 1981 (as heretofore or herewith amended, the "Partnership Agreement");
      WHEREAS, the principal asset owned by the Partnership is that certain regional shopping mall commonly known as "Mall of Memphis" and located in the City Memphis, State of Tennessee;
      WHEREAS, Assignor owns a thirty-six and ninety-four one hundredths percent (36.94%) interest in the Partnership and Assignee desires to acquire from Assignor such 36.94% interest in the Partnership, including the entire 36.94% interest of Assignor in the capital and profits and losses of the Partnership, and any other interests, rights or benefits of Assignor in the Partnership (such 36.94% Partnership interest and any other interests, rights or benefits of Assignor in the Partnership being herein collectively called the "Partnership Interest");
      WHEREAS, Assignor and Assignee are concurrently herewith entering into an agreement captioned "PURCHASE AGREEMENT", dated as of the date hereof (the "Purchase Agreement"), providing for, among other things, the purchase by Assignee from Assignor of the Partnership Interest; and
      WHEREAS, Assignor desires unconditionally to assign the Partnership Interest to Assignee as required by the terms and provisions of the Purchase Agreement.
      WHEREAS, Assignee desires to unconditionally accept the Partnership Interest, subject to the terms of the Purchase Agreement.
      WHEREAS, no prior instrument was recorded in the County Register of Shelby County, Tennessee relating to the Partnership Interest.
      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignor, Assignor hereby unconditionally assigns, transfers and sets over unto Assignee the Partnership Interest and Assignee hereby unconditionally accepts, subject to the terms of the Purchase Agreement, the assignment of the Partnership Interest.
      All the covenants, terms and conditions set forth or incorporated herein shall be binding upon Assignor and its successors and assigns and shall inure to the benefit of Assignee and its successors and assigns.

      IN WITNESS WHEREOF, the Assignor has executed this Assignment as of the day, month, and year first above written.

                              MALL OF MEMPHIS ASSOCIATES,
                              a Tennessee limited partnership


                              By:   Plaza Properties of America, Inc.,
                                    a Delaware corporation
                                    as general partner


                                    By:   ____________________________
                                          Name: ______________________
                                          Title: _____________________


                                    By:   ____________________________
                                          Name: ______________________
                                          Title: _____________________


ACCEPTED AND AGREED TO AS
OF THE DATE WRITTEN ABOVE:

CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XI, an Illinois limited partnership

By:   JMB Realty Corporation,
      a Delaware corporation,
      General Partner

      By: _________________________
      Name: _______________________
      Title: ______________________

STATE OF CALIFORNIA     )
COUNTY OF         )

      On ___________________ before me, a notary public in and for said state, personally appeared _______________________________________________
and _______________________________________________ personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he or she executed the same in the capacity(ies) indicated at the signature point.

      WITNESS my hand and official seal.

Signature __________________________________                (Seal)
Capacity of Signatory ______________________




STATE OF CALIFORNIA     )
COUNTY OF         )

      On ___________________ before me, a notary public in and for said state, personally appeared __________________________________________
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he or she executed the same in the capacity(ies) indicated at the signature point.

      WITNESS my hand and official seal.

Signature __________________________________           (Seal)
Capacity of Signatory ______________________

STATE OF CALIFORNIA     )
COUNTY OF         )

      On _____________________ before me, a notary public in and for said state, personally appeared __________________________________________
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he or she executed the same in the capacity(ies) indicated at the signature point.

      WITNESS my hand and official seal.

Signature __________________________________                (Seal)
Capacity of Signatory ______________________